UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2017 (June 22, 2017)

Business Development Corporation of America

(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

814-00821	27-2614444
(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York 10019
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (212) 588-6770

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Business Development Corporation of America’s (the “Company”) 2017 annual meeting of stockholders (the “Annual Meeting”) was originally called to order on May 19, 2017 and was adjourned in order to permit additional time to solicit stockholder votes with respect to certain proposals. The Annual Meeting was reconvened on June 7, 2017 and June 22, 2017. There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of 109,150,077 shares of the Company’s common stock, out of a total of 178,747,651 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. Below is a description of the matters voted on at the reconvened Annual Meeting on June 22, 2017 and the final results of such voting.

On June 22, 2017, the Company adjourned the Annual Meeting with respect to the six proposals yet to be approved by stockholders, Proposals Nos. 4–6 and 8–10, which are discussed in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2017, in order to permit additional time to solicit stockholder votes for such proposals. The reconvened Annual Meeting will be held on July 5, 2017, at 3:00 p.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 40th Floor, 1114 Avenue of the Americas, New York, NY 10036. Valid proxies for Proposals Nos. 4–6 and 8–10 submitted prior to the Annual Meeting and adjournments will continue to be valid for this reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of March 15, 2017 will remain the same for the reconvened Annual Meeting.

Proposal 7: Approval of Charter Amendment Regarding Indemnification and Exculpation

The proposal to amend the Company’s charter to clarify that the indemnification and exculpation provisions in the Company’s charter are subject to the limitations of the Investment Company Act of 1940, as amended, was approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstain
89,623,186	9,152,936	10,373,955

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Business Development Corporation of America

Date: June 23, 2017	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne
Title: Chief Executive Officer, President and Chairman of the Board of Directors

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